UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2014

MEDIFIRST SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-178825	27-3888260
State or other jurisdiction incorporation	Commission File Number	IRS Employer Identification No.

50 Oxford Rd., Manalapan, NJ		00726
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:   (732)-786-8044

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1-      Registrant’s Business and Operations

Item 1.01        Entry into a Material Definitive Agreement

Effective February 13, 2014, the Company entered into an Agreement and Plan of Reorganization (“Agreement”) with Consumer Resources Consultants, Inc. of Lake Worth, Florida (“Consumer”).  Pursuant to the Agreement, the Company acquired an 80%  equity  interest in Consumer and Consumer became a subsidiary of the Company.

A copy of the Agreement is attached to this Report as Exhibit 10.1

Section 9-      Financial Statements and Exhibits

 Item 9.01       Exhibits

Exhibit No.	Description
10.1	Agreement and Plan of Reorganization dated February 13, 2014.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIFIRST SOLUTIONS, INC.

Dated: February 19, 2014	By:	/s/ Bruce J. Schoengood
President and Chief Executive Officer

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